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                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                             AIM SELECT GROWTH FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                        Supplement dated January 4, 1999
                      to the Prospectus dated May 1, 1998
                         as revised October 5, 1998 and
                       as supplemented December 21, 1998


The following paragraph replaces in its entirety the paragraph under the caption "MANAGEMENT - PORTFOLIO MANAGEMENT - AIM Select Growth Fund" on page 27 of the prospectus:

     "AIM Select Growth Fund. The Fund is managed by a select committee comprised of various equity research analysts employed by AIM and AIM Capital, who provide knowledge regarding a variety of equity market capitalization sectors and investment styles. The Committee for the Fund meets periodically to discuss investment opportunities and ideas; however, purchases and sales of securities by the Fund will have the prior approval of one of the following persons:
     Jonathan C. Schoolar, Bret W. Stanley or Kenneth A. Zchappel. Jonathan C. Schoolar is Senior Vice President of AIM Capital, Vice President of AIM and the Trust, and has been responsible for the Fund since 1994. He has been associated with AIM and/or its subsidiaries since 1986 and has been an investment professional since 1983. Mr. Stanley has been Portfolio Manager for the Fund since 1999. He has been associated with AIM and/or its subsidiaries since 1998 and has been an investment professional since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc. Mr. Zchappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1999. He has been associated with AIM and/or its subsidiaries since 1990 and has been an investment professional since 1991."